Exhibit 99.1

USA Technologies Announces Second Quarter Fiscal Year 2017 Results

MALVERN, Pa. – Feb. 8, 2017 – USA Technologies, Inc. (NASDAQ:USAT) (“USAT”), a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market, today reported results for its second quarter ended December 31, 2016.

Second Quarter Financial Highlights:

☐	Total quarterly revenue of $21.8 million, a year-over-year increase of 18%

☐	469,000 connections to ePort service, representing a year-over-year increase of 27%

☐	Added 500 customers to achieve record 11,900 total customers compared to 10,625 as of a year ago, a year-over-year increase of 12%

☐	Quarterly record license and transaction fee revenue of $16.6 million, a year-over-year increase of 22%

☐	Ended the quarter with $18.0 million in cash

☐	Quarterly GAAP net income of $233,000 resulting in earnings of $0.01 per share

☐	Quarterly Non-GAAP net income of $241,000

☐	Quarterly Adjusted EBITDA of $1.7 million

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
Second Quarter and YTD Financial Highlights, Connections & Transaction Data:

	As of and for the three months ended December 31,
(Connections and $'s in thousands, transactions in millions, eps is not rounded)	2016	2015	$ Change	% Change
Revenues:
License and transaction fees	$16,639	$13,674	$2,965	22%
Equipment Sales	5,117	4,829	288	6%
Total revenues	$21,756	$18,503	$3,253	18%

License and transaction fee margin	31.6%	33.7%	-2.1%	-6%

Equipment sales gross margin	21.2%	18.1%	3.1%	17%

Overall Gross Margin	29.1%	29.6%	-0.5%	-2%

Operating income	$234	$594	$(360)	-61%

Net income/(loss)	$233	$(874)	$1,107	127%

Net earnings (loss) per common shares - basic	$0.01	$(0.02)	$0.03	150%

Net earnings (loss) per common shares - diluted	$0.01	$(0.02)	$0.03	150%

Net cash provided by operating activities	$1,122	$507	$615	121%

Net New Connections	21	20	1	5%

Total Connections (at period end)	469	369	100	27%

Total Number of Transactions (millions)	100	76	24	32%

Transaction Volume (millions)	$192	$138	$54	39%

Adjusted EBITDA	$1,738	$2,260	$(522)	-23%

Non-GAAP net income	$241	$686	$(445)	-65%

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
	As of and for the six months ended December 31,
(Connections and $'s in thousands, transactions in millions, eps is not rounded)	2016	2015	$ Change	% Change
Revenues:
License and transaction fees	$33,004	$26,599	$6,405	24%
Equipment Sales	10,340	8,504	1,836	22%
Total revenues	$43,344	$35,103	$8,241	23%

License and transaction fee margin	31.4%	33.2%	-1.8%	-5%

Equipment sales gross margin	20.6%	20.0%	0.6%	3%

Overall Gross Margin	28.8%	30.0%	-1.2%	-4%

Operating income/(loss)	$(716)	$706	$(1,422)	-201%

Net loss	$(2,231)	$(514)	$(1,717)	334%

Net loss per common shares - basic	$(0.07)	$(0.02)	$(0.05)	250%

Net loss per common shares - diluted	$(0.07)	$(0.02)	$(0.05)	250%

Net cash provided by (used in) operating activities	$(5,143)	$869	$(6,012)	-692%

Net New Connections	40	36	4	11%

Total Connections (at period end)	469	369	100	27%

Total Number of Transactions (millions)	195	145	50	35%

Transaction Volume (millions)	$375	$264	$111	42%

Adjusted EBITDA	$2,435	$4,011	$(1,576)	-39%

Non-GAAP net income (loss)	$(714)	$747	$(1,461)	-196%

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
“With a focus on driving growth through penetration into our existing customer base and by acquiring new customers, we are seeing more adoption of our ePort connect devices and subsequent traction in cashless payment options,” said Stephen P. Herbert, USA Technologies’ chairman and chief executive officer. “USA Technologies is at the forefront of the industry with our payment solutions, and with our customer loyalty programs and interactive point-of-sale devices we are adding increasing value to each connection sold.  Our ePort Interactive platform creates new possibilities at the point of sale and we believe  increases  cashless payment acceptance.”

Fiscal 2017 Outlook

For full fiscal year 2017, management expects to add between 115,000 and 125,000 net new connections for the year, bringing total connections to our service to a range of 544,000 to 554,000 and expects total revenue to be between $95 million and $100 million. We also expect to have year-over-year increases of adjusted EBITDA and non-GAAP net income.

Webcast and Conference Call

Management will host a conference call and webcast the event beginning at 5:00 p.m. Eastern Time today, February 8, 2017.

To participate in the conference call, please dial (866) 393-1608 approximately 10 minutes prior to the call. International callers should dial (224) 357-2194. Please reference conference ID # 59727592.

A live webcast of the conference call will be available at http://usat.client.shareholder.com/events.cfm. Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.  A telephone replay of the conference call will be available from 8:00 p.m. Eastern Time on February 8, 2017 until 8:00 p.m. Eastern Time on February 11, 2017 and may be accessed by calling (855) 859-2056 (domestic dial-in) or (404) 537-3406 (international dial-in) and reference conference ID # 59727592.  An archived replay of the conference call will also be available in the investor relations section of the company's website.

About USA Technologies

USA Technologies, Inc. is a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market. The company also provides a broad line of cashless acceptance technologies including its NFC-ready ePort® G-series, ePort Mobile™ for customers on the go, ePort® Interactive, and QuickConnect, an API Web service for developers. USA Technologies has 77 United States and foreign patents in force; and has agreements with Verizon, Visa, Chase Paymentech and customers such as Compass, AMI Entertainment and others. For more information, please visit the website at www.usatech.com.

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
Forward-looking Statements:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the business strategy and the plans and objectives of USAT's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability of management to accurately predict or forecast future financial results, including earnings or taxable income of USAT, or increased revenues at a customer location; the incurrence by USAT of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan; the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; whether USAT's customers continue to utilize USAT's transaction processing and related services, as our customer agreements are generally cancelable by the customer on thirty to sixty days' notice; the ability of USAT to raise funds in the future through the sales of securities or debt financings in order to sustain its operations if an unexpected or unusual non-operational event would occur; the ability of USAT to use available data to predict future market conditions, consumer behavior and any level of cashless usage; the ability to prevent a security breach of our systems or services or third party services or systems utilized by us; whether any patents issued to USAT will provide USAT with any competitive advantages or adequate protection for its products, or would be challenged, invalidated or circumvented by others; the ability of USAT to operate without infringing or violating the intellectual property  rights of others; whether USAT would be able to sell sufficient ePort hardware to third party leasing companies as part of the QuickStart program in order to improve  cash flows from operations; whether USAT’s remediation efforts in connection with the control deficiencies that resulted in a material weakness  in USAT’s internal controls over financial reporting as of June 30, 2016 would be effective or successful; whether USAT experiences additional material weaknesses in its internal controls over financial reporting in  future periods, and USAT is not able to accurately or timely report its financial condition or results of operations; and whether USAT's existing or anticipated customers purchase, rent or utilize ePort devices or our other products or services in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
Financial Schedules:
A.	Statements of Operations for the 3 Months and 6 Months Ended December 31, 2016 and 2015
B.	Five Quarter Select Key Performance Indicators
C.	Comparative Balance Sheets as of December 31, 2016 and June 30, 2016
D.	Five Quarter Statements of Operations and Adjusted EBITDA
E.	Five Quarter and YTD Selling, General, & Administrative Expenses
F.	Five Quarter Condensed Balance Sheets
G.	Five Quarter Statements of Cash Flows
H.
Five Quarter Reconciliation of Net Income/(Loss) to Non-GAAP Net Income (Loss) and Net Earnings/(Loss) Per Common Share – Basic and Diluted to Non-GAAP Net Earnings/(Loss) Per Common Share – Basic and Diluted

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
(A)	Statement of Operations for the 3 Months and 6 Months Ended December 31, 2016 and 2015

	For the three months ended December 31,
($ in thousands, except shares and per share data)	2016	% of Sales	2015	% of Sales	Change	% Change

Revenues:
License and transaction fees	$16,639	76.5%	$13,674	73.9%	$2,965	21.7%
Equipment sales	5,117	23.5%	4,829	26.1%	288	6.0%
Total revenues	21,756	100.0%	18,503	100.0%	3,253	17.6%

Costs of sales/revenues:
Cost of services	11,389	68.4%	9,067	66.3%	2,322	25.6%
Cost of equipment	4,033	78.8%	3,953	81.9%	80	2.0%
Total costs of sales/revenues	15,422	70.9%	13,020	70.4%	2,402	18.4%

Gross profit	6,334	29.1%	5,483	29.6%	851	15.5%

Operating expenses:
Selling, general and administrative	5,793	26.6%	4,762	25.7%	1,031	21.7%
Depreciation and amortization	307	1.4%	127	0.7%	180	141.7%
Total operating expenses	6,100	28.0%	4,889	26.4%	1,211	24.8%

Operating income (loss)	234	1.1%	594	3.2%	(360)	-60.6%

Other income (expense):
Interest income	200	0.9%	20	0.1%	180	900.0%
Interest expense	(201)	-0.9%	(104)	-0.6%	(97)	93.3%
Change in fair value of warrant liabilities	—	0.0%	(1,230)	-6.6%	1,230	-100.0%
Total other income (expense), net	(1)	0.0%	(1,314)	-7.1%	1,313	-99.9%

Income (loss) before income taxes	233	1.1%	(720)	-3.9%	953	132.4%
Benefit (provision) for income taxes	—	0.0%	(154)	-0.8%	154	-100.0%

Net income (loss)	233	1.1%	(874)	-4.7%	1,107	126.7%
Cumulative preferred dividends	—	0.0%	—	0.0%	—	0.0%
Net income (loss) applicable to common shares	$233	1.1%	$(874)	-4.7%	$1,107	127.7%

Net earnings (loss) per common share - basic	$0.01		$(0.02)		$0.03	150%
Net earnings (loss) per common share - diluted	$0.01		$(0.02)		$0.03	150%

Basic weighted average number of common shares outstanding	40,308,934		35,909,933		4,399,001	12.3%
Diluted weighted average number of common shares outstanding	40,730,712		35,909,933		4,820,779	13.4%

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
	For the six months ended December 31,
($ in thousands, except shares and per share data)	2016	% of Sales	2015	% of Sales	Change	% Change

Revenues:
License and transaction fees	$33,004	76.1%	$26,599	75.8%	$6,405	24.1%
Equipment sales	10,340	23.9%	8,504	24.2%	1,836	21.6%
Total revenues	43,344	100.0%	35,103	100.0%	8,241	23.5%

Costs of sales/revenues:
Cost of services	22,632	68.6%	17,772	66.8%	4,860	27.3%
Cost of equipment	8,211	79.4%	6,801	80.0%	1,410	20.7%
Total costs of sales/revenues	30,843	71.2%	24,573	70.0%	6,270	25.5%

Gross profit	12,501	28.8%	10,530	30.0%	1,971	18.7%

Operating expenses:
Selling, general and administrative	12,702	29.3%	9,558	27.2%	3,144	32.9%
Depreciation and amortization	515	1.2%	266	0.8%	249	93.6%
Total operating expenses	13,217	30.5%	9,824	28.0%	3,393	34.5%

Operating income (loss)	(716)	-1.7%	706	2.0%	(1,422)	-201.4%

Other income (expense):
Interest income	273	0.6%	71	0.2%	202	284.5%
Interest expense	(413)	-1.0%	(223)	-0.6%	(190)	85.2%
Change in fair value of warrant liabilities	(1,490)	-3.4%	(887)	-2.5%	(603)	68.0%
Total other income (expense), net	(1,630)	-3.8%	(1,039)	-3.0%	(591)	56.9%

Income (loss) before provision for income taxes	(2,346)	-5.4%	(333)	-0.9%	(2,013)	604.5%
Benefit (provision) for income taxes	115	0.3%	(181)	-0.5%	296	-163.5%

Net income (loss)	(2,231)	-5.1%	(514)	-1.5%	(1,717)	334.0%
Cumulative preferred dividends	(334)	-0.8%	(334)	-1.0%	—	0.0%
Net income (loss) applicable to common shares	$(2,565)	-5.9%	$(848)	-2.4%	$(1,717)	202.5%

Net earnings (loss) per common share - basic	$(0.07)		$(0.02)		$(0.05)	250.0%
Net earnings (loss) per common share - diluted	$(0.07)		$(0.02)		$(0.05)	250.0%

Basic weighted average number of common shares outstanding	39,398,469		35,879,164		3,519,305	9.8%
Diluted weighted average number of common shares outstanding	39,398,469		35,879,164		3,519,305	9.8%

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
(B)	Five Quarter Select Key Performance Indicators

	As of and for the three months ended
	Dcember 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Connections:
Gross New Connections	25,000	22,000	33,000	34,000	23,000
% from Existing Customer Base	80%	86%	83%	91%	89%
Net New Connections	21,000	19,000	28,000	32,000	20,000
Total Connections	469,000	448,000	429,000	401,000	369,000

Customers:
New Customers Added	500	350	300	125	350
Total Customers	11,900	11,400	11,050	10,750	10,625

Volumes:
Total Number of Transactions (millions)	100	95	89	82	76
Transaction Volume (millions)	$192	$183	$169	$151	$138

Financing Structure of Connections:
JumpStart	6.8%	7.7%	6.5%	7.4%	10.1%
QuickStart & All Others *	93.2%	92.3%	93.5%	92.6%	89.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

*	Includes credit sales with standard trade receivable terms

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
(C)	Comparative Balance Sheets December 31, 2016 and June 30, 2016

($ in thousands)	December 31, 2016	June 30, 2016	Change	% Change
Assets
Current assets:
Cash	$18,034	$19,272	$(1,238)	-6%
Accounts receivable, less allowance	6,796	4,899	1,897	39%
Finance receivables, less allowance for credit losses of $29 and $0, respectively	1,442	3,588	(2,146)	-60%
Inventory, net	4,786	2,031	2,755	136%
Prepaid expenses and other current assets	1,764	987	777	79%
Deferred income taxes	2,271	2,271	—	0%
Total current assets	35,093	33,048	2,045	6%

Finance receivables, less current portion	3,956	3,718	238	6%
Other assets	145	348	(203)	-58%
Property and equipment, net	9,433	9,765	(332)	-3%
Deferred income taxes	25,568	25,453	115	0%
Intangibles, net	711	798	(87)	-11%
Goodwill	11,492	11,703	(211)	-2%
Total assets	$86,398	$84,833	$1,565	2%

Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$9,090	$12,354	$(3,264)	-26%
Accrued expenses	2,912	3,458	(546)	-16%
Line of credit, net	7,078	7,119	(41)	-1%
Current obligations under long-term debt	766	629	137	22%
Income taxes payable	6	18	(12)	-67%
Warrant liabilities	—	3,739	(3,739)	100%
Deferred gain from sale-leaseback transactions	470	860	(390)	-45%
Total current liabilities	20,322	28,177	(7,855)	-28%
Long-term liabilities
Long-term debt, less current portion	1,394	1,576	(182)	-12%
Accrued expenses, less current portion	52	15	37	247%
Deferred gain from sale-leaseback transactions, less current portion	—	40	(40)	100%
Total long-term liabilities	1,446	1,631	(185)	-11%
Total liabilities	21,768	29,808	(8,040)	-27%

Shareholders' equity:
Preferred stock, no par value	3,138	3,138	—	0%
Common stock, no par value	245,230	233,394	11,836	5%
Accumulated deficit	(183,738)	(181,507)	(2,231)	1%
Total shareholders' equity	64,630	55,025	9,605	17%
Total liabilities and shareholders' equity	$86,398	$84,833	$1,565	2%

Net working capital	$14,771	$4,871	$9,900	203%

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
(D)	Five Quarter Statement of Operations and Adjusted EBITDA

	For the three months ended
($ in thousands) (unaudited)	December 31, 2016	% of Sales	September 30, 2016	% of Sales	June 30, 2016	% of Sales	March 31, 2016	% of Sales	December 31, 2015	% of Sales
Revenues:
License and transaction fees	$16,639	76.5%	$16,365	75.8%	$15,263	69.6%	$14,727	72.3%	$13,674	73.9%
Equipment Sales	5,117	23.5%	5,223	24.2%	6,681	30.4%	5,634	27.7%	4,829	26.1%
Total revenue	21,756	100.0%	21,588	100.0%	21,944	100.0%	20,361	100.0%	18,503	100.0%

Costs of sales/revenues:
License and transaction fees	11,389	68.4%	11,243	68.7%	10,614	69.5%	9,703	65.9%	9,067	66.3%
Equipment sales	4,033	78.8%	4,178	80.0%	5,547	83.0%	4,986	88.5%	3,953	81.9%
Total costs of sales/revenues	15,422	70.9%	15,421	71.4%	16,161	73.6%	14,689	72.1%	13,020	70.4%

Gross Profit:
License and transaction fees	5,250	31.6%	5,122	31.3%	4,649	30.5%	5,024	34.1%	4,607	33.7%
Equipment sales	1,084	21.2%	1,045	20.0%	1,134	17.0%	648	11.5%	876	18.1%
Total gross profit	6,334	29.1%	6,167	28.6%	5,783	26.4%	5,672	27.9%	5,483	29.6%

Operating expenses:
Selling, general and administrative	5,793	26.6%	6,909	32.0%	6,721	30.6%	6,094	29.9%	4,762	25.7%
Depreciation	307	1.4%	208	1.0%	208	0.9%	173	0.8%	127	0.7%
Impairment of intangible asset	—	0.0%	—	0.0%	432	2.0%	—	0.0%	—	0.0%
Total operating expenses	6,100	28.0%	7,117	33.0%	7,361	33.5%	6,267	30.8%	4,889	26.4%

Operating income (loss)	234	1.1%	(950)	-4.4%	(1,578)	-7.2%	(595)	-2.9%	594	3.2%

Other income (expense):
Interest income	200	0.9%	73	0.3%	182	0.8%	67	0.3%	20	0.1%
Other income	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Interest expense	(201)	-0.9%	(212)	-1.0%	(197)	-0.9%	(180)	-0.9%	(104)	-0.6%
Change in fair value of warrant liabilities	—	0.0%	(1,490)	-6.9%	18	0.1%	(4,805)	-23.6%	(1,230)	-6.6%
Total other income (expense), net	(1)	0.0%	(1,629)	-7.5%	3	0.0%	(4,918)	-24.2%	(1,314)	-7.1%

Loss before provision for income taxes	233	1.1%	(2,579)	-11.9%	(1,575)	-7.2%	(5,513)	-27.1%	(720)	-3.9%
Benefit (provision) for income taxes	—	0.0%	115	0.5%	703	3.2%	93	0.5%	(154)	-0.8%

Net income (loss)	233	1.1%	(2,464)	-11.4%	(872)	-4.0%	(5,420)	-26.6%	(874)	-4.7%

Less interest income	(200)	-0.9%	(73)	-0.3%	(182)	-0.8%	(67)	-0.3%	(20)	-0.1%
Plus interest expenses	201	0.9%	212	1.0%	197	0.9%	180	0.9%	104	0.6%
Plus income tax expense	—	0.0%	(115)	-0.5%	(703)	-3.2%	(93)	-0.5%	154	0.8%
Plus depreciation expense	1,220	5.6%	1,257	5.8%	1,272	5.8%	1,190	5.8%	1,323	7.2%
Plus amortization expense	43	0.2%	44	0.2%	44	0.2%	44	0.2%	—	0.0%
Plus (less) change in fair value of warrant liabilities	—	0.0%	1,490	6.9%	(18)	-0.1%	4,805	23.6%	1,230	6.6%
Plus stock-based compensation	233	1.1%	211	1.0%	198	0.9%	142	0.7%	237	1.3%
Plus intangible asset impairment	—	0.0%	—	0.0%	432	2.0%	—	0.0%	—	0.0%
Plus VendScreen non-recurring charges	8	0.0%	101	0.5%	258	1.2%	461	2.3%	106	0.6%
Plus litigation related professional fees	—	0.0%	33	0.2%		0.0%	105	0.5%	—	0.0%
Adjusted EBITDA	$1,738	8.0%	$696	3.2%	$626	2.9%	$1,347	6.6%	$2,260	12.2%

See discussion of Non-GAAP financial measures later in this document

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
(E)	Five Quarter and YTD Selling, General, & Administrative Expenses

	Three months ended
($ in thousands)	December 31, 2016	% of SG&A	September 30, 2016	% of SG&A	June 30, 2016	% of SG&A	March 31, 2016	% of SG&A	December 31, 2015	% of SG&A
Salaries and benefit costs	$2,849	49.2%	$3,129	45.3%	$3,050	45.4%	$2,760	45.4%	$2,786	58.6%
Marketing related expenses	578	10.0%	329	4.8%	635	9.4%	362	5.9%	335	7.0%
Professional services	1,213	20.9%	2,520	36.5%	1,533	22.8%	1,152	18.9%	839	17.6%
Bad debt expense	352	6.1%	97	1.4%	470	7.0%	505	8.3%	239	5.0%
Premises, equipment and insurance costs	498	8.6%	499	7.2%	555	8.3%	460	7.5%	347	7.3%
Research and development expenses	173	3.0%	124	1.8%	123	1.8%	131	2.1%	37	0.8%
VendScreen non-recurring charges	8	0.1%	101	1.5%	258	3.8%	461	7.6%	106	2.2%
Litigation related professional fees	—	0.0%	33	0.5%	51	0.8%	105	1.7%	—	0.0%
Other expenses	122	2.1%	77	1.1%	46	0.7%	158	2.6%	73	1.5%
Total SG&A expenses	$5,793	100%	$6,909	100%	$6,721	100%	$6,094	100%	$4,762	100%
Total Revenue	$21,756		$21,588		$21,944		$20,361		$18,503
SG&A expenses as a percentage of revenue	26.6%		32.0%		30.6%		29.9%		25.7%

	Six months ended
($ in thousands)	December 31, 2016	% of SG&A	December 31, 2015	% of SG&A

Salaries and benefit costs	$5,978	47.1%	$5,471	57.2%
Marketing related expenses	907	7.1%	668	7.0%
Professional services	3,733	29.4%	1,621	17.0%
Bad debt expense	449	3.5%	475	5.0%
Premises, equipment and insurance costs	997	7.8%	746	7.8%
Research and development expenses	297	2.3%	228	2.4%
VendScreen non-recurring charges	109	0.9%	123	1.3%
Class action professional fees	33	0.3%	—	0.0%
Other expenses	199	1.6%	226	2.4%
Total SG&A expenses	$12,702	100.0%	$9,558	100.0%

Total Revenue	$43,344		$35,103
SG&A expenses as a percentage of revenue	29.3%		27.2%

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
(F)	Five Quarter Condensed Balance Sheets

($ in thousands) (unaudited)	December 31, 2016	September 30 2016	June 30, 2016	March 31, 2016	December 31, 2015

Assets
Current assets:
Cash	$18,034	$18,198	$19,272	$14,901	$14,809
Accounts receivable, less allowance	6,796	5,840	4,899	8,345	6,976
Finance receivables, less allowance for credit losses	1,442	3,349	3,588	1,677	1,503
Inventory, net	4,786	4,264	2,031	2,341	2,849
Other current assets	1,764	1,439	987	1,060	902
Deferred Income Taxes	2,271	2,271	2,271	1,276	1,258
Total current assets	35,093	35,361	33,048	29,600	28,297

Finance receivables, less current portion	3,956	3,962	3,718	3,042	2,435
Other assets	145	163	348	337	326
Property and equipment, net	9,433	9,570	9,765	10,584	10,856
Deferred income taxes	25,568	25,568	25,453	25,701	25,607
Intangibles, Net	711	754	798	1,273	432
Goodwill	11,492	11,703	11,703	11,703	7,663
Total assets	$86,398	$87,081	$84,833	$82,240	$75,616

Liabilities and shareholders' equity
Current liabilities:
Accounts payable and accrued expenses	$12,002	$12,605	$15,812	$15,368	$9,992
Line of credit, net	7,078	7,258	7,119	6,980	7,000
Warrant Liabilities	-	-	3,739	5,964	-
Other current liabilities	1,242	1,527	1,507	1,485	1,384
Total current liabilities	20,322	21,390	28,177	29,797	18,376
Long-term liabilities
Total long-term liabilities	1,446	1,528	1,631	2,016	3,945
Total liabilities	21,768	22,918	29,808	31,813	22,321

Shareholders' equity:
Total shareholders' equity	64,630	64,163	55,025	50,427	53,295
Total liabilities and shareholders' equity	$86,398	$87,081	$84,833	$82,240	$75,616

Total current assets	$35,093	$35,361	$33,048	$29,600	$28,297
Total current liabilities	20,322	21,390	28,177	29,797	18,376
Net working capital	$14,771	$13,971	$4,871	$(197)	$9,921

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
(G)	Five Quarter Statements of Cash Flows

	Three months ended
($ in thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
OPERATING ACTIVITIES:
Net (loss) income	$233	$(2,464)	$(872)	$(5,420)	$(874)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Charges incurred in connection with the vesting and issuance of common stock for employee and director compensation	233	211	198	142	237
Gain on disposal of property and equipment	(31)	—	(110)	(15)	(41)
Non-cash interest and amortization of debt discount	(79)	33	13	—	—
Bad debt expense	352	97	470	506	238
Depreciation	1,220	1,257	1,272	1,190	1,323
Amortization of intangible assets	43	44	43	44	—
Impairment of intangible asset		—	432	—	—
Change in fair value of warrant liabilities	—	1,490	(18)	4,805	1,230
Deferred income taxes, net	—	(115)	(748)	(93)	154
Recognition of deferred gain from sale-leaseback transactions
Changes in operating assets and liabilities:	(1,309)	(1,038)	2,977	(1,872)	(448)
Accounts receivable	2,125	(5)	(2,587)	(154)	214
Finance receivables	(467)	(2,223)	(82)	250	649
Inventory	(318)	(224)	(397)	(160)	(254)
Prepaid expenses and other assets	397	(3,661)	329	4,154	(1,623)
Accounts payable	(1,061)	486	115	1,166	(13)
Accrued expenses	(1)	(10)	453	—	(70)
Income taxes payable	(634)	(6,675)	808	3,384	(1,545)
Net change in operating assets and liabilities	1,122	(6,337)	1,273	4,328	507
Net cash provided (used) by operating activities
	(441)	(168)	(207)	(164)	(118)
INVESTING ACTIVITIES:	(693)	(642)	—	—	—
Purchase and additions of property and equipment	61	—	265	19	101
Purchase of property for rental program	—	—	—	(5,625)	—
Proceeds from sale of property and equipment
Cash paid for assets acquired from VendScreen
Net cash provided by (used in) investing activities	(1,073)	(810)	58	(5,770)	(17)

FINANCING ACTIVITIES:
Cash used for the retirement of common stock	—	(31)	(173)	—	(40)
Proceeds from exercise of common stock warrants	—	6,193	3,237	1,652	—
Proceeds (payments) from line of credit, net	—	72	138	33	3,000
Repayment of long-term debt	(213)	(161)	(162)	(151)	(233)
Net cash provided by (used in) financing activities	(213)	6,073	3,040	1,534	2,727

Net increase (decrease) in cash	(164)	(1,074)	4,371	92	3,217
Cash at beginning of period	18,198	19,272	14,901	14,809	11,592
Cash at end of period	$18,034	$18,198	$19,272	$14,901	$14,809

Supplemental disclosures of cash flow information:
Interest paid in cash	$382	$87	$147	$191	$107
Income taxes paid by cash	$—	$—	$501	$—	$—
Depreciation expense allocated to cost of services	$967	$1,083	$1,139	$1,051	$1,186
Reclass of rental program property to inventory, net	$(55)	$(11)	$415	$347	$777
Prepaid items financed with debt	$—	$54	$—	$—	$—
Warrant issuance for debt discount	$—	$—	$—	$52	$—
Debt financing cost financed with debt	$—	$—	$—	$79	$—
Equipment and property acquired under capital lease	$18	$254	$—	$409	$—
Disposal of property and equipment	$570	$—	$555	$189	$238
Disposal of property and equipment under sale-leaseback transactions	$—	$—	$(52)	$52	$—

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
(H)
Five Quarter Reconciliation of Net Income/(Loss) to Non-GAAP Net Income (Loss) and Net Earnings/(Loss) Per Common Share – Basic and Diluted to Non-GAAP Net Earnings/(Loss) Per Common Share – Basic and Diluted

	Three months ended
($ in thousands) (unaudited)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015

Net income (loss)	$233	$(2,464)	$(872)	$(5,420)	$(874)
Non-GAAP adjustments:
Non-cash portion of income tax provision	-	(115)	(792)	(38)	224
Change in fair value of warrant adjustment	-	1,490	(18)	4,805	1,230
VendScreen non-recurring charges	8	101	258	461	106
Litigation related professional fees	-	33	51	105	-
Non-GAAP net income (loss)	$241	$(955)	$(1,373)	$(87)	$686

Net income (loss)	$233	$(2,464)	$(872)	$(5,420)	$(874)
Cumulative preferred dividends	-	(334)	-	(334)	-
Net income (loss) applicable to common shares	$233	$(2,798)	$(872)	$(5,754)	$(874)

Non-GAAP net income (loss)	$241	$(955)	$(1,373)	$(87)	$686
Cumulative preferred dividends	-	(334)	-	(334)	-
Non-GAAP net income (loss) applicable to common shares	$241	$(1,289)	$(1,373)	$(421)	$686

Net earnings (loss) per common share - basic	$0.01	$(0.07)	$(0.02)	$(0.16)	$(0.02)
Non-GAAP net earnings (loss) per common share - basic	$0.01	$(0.03)	$(0.04)	$(0.01)	$0.02
Net earnings (loss) per common share - diluted	$0.01	$(0.07)	$(0.02)	$(0.16)	$(0.02)
Non-GAAP net earnings (loss) per common share - diluted	$0.01	$(0.03)	$(0.04)	$(0.01)	$0.02
Basic weighted average number of common shares outstanding	40,308,934	38,488,005	37,325,681	36,161,626	35,909,933
Diluted weighted average number of common shares outstanding	40,730,712	38,488,005	37,325,681	36,161,626	35,909,933

See discussion of Non-GAAP financial measures later in this document

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
Discussion of Non-GAAP Financial Measures:

This press release contains certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliations between non-GAAP and GAAP measures are set forth above in Financial Schedules (D) and (H).

The following non-GAAP financial measures are discussed herein: adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share – basic and diluted. The presentation of these additional financial measures is not intended to be considered in isolation from, or superior to, or as a substitute for the financial measures prepared and presented in accordance with GAAP (Generally Accepted Accounting Principles), including the net income or net loss of USAT or net cash provided/used by operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with USAT's net income or net loss as determined in accordance with GAAP. These non-GAAP financial measures are not required by or defined under GAAP and may be materially different from the non-GAAP financial measures used by other companies. USAT has provided above in Financial Schedules (D) and (H) the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

As used herein, non-GAAP net income (loss) represents GAAP net income (loss) excluding costs or benefits relating to any adjustment for fair value of warrant liabilities and non-cash portions of the Company’s income tax benefit (provision), non-recurring fees and charges that were incurred in connection with the acquisition and integration of the VendScreen business, and professional fees incurred in connection with the class action litigation and the SLC investigation. Non-GAAP net earnings (loss) per common share - diluted is calculated by dividing non-GAAP net income (loss) applicable to common shares by the number of diluted weighted average shares outstanding. Management believes that non-GAAP net income (loss) is an important measure of USAT’s business. Non-GAAP net income (loss) is a non-GAAP financial measure which is not required by or defined under GAAP (Generally Accepted Accounting Principles). The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measures prepared and presented in accordance with GAAP, including the net income or net loss of the Company or net cash used in operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with the Company’s net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of the Company’s profitability or net earnings. Management believes that non-GAAP net income (loss) and non-GAAP net earnings (loss) per share are important measures of the Company's business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. We believe that this non-GAAP financial measure serves as a useful metric for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods, and when taken together with the corresponding GAAP (United States’ Generally Accepted Accounting Principles) financial measures and our reconciliations, enhance investors’ overall understanding of our current and future financial performance. Additionally, the Company utilizes non-GAAP net income (loss) as a metric in its executive officer and management incentive compensation plans.

USA Technologies Announces Second Quarter Fiscal Year 2017 Financial Results
As used herein, Adjusted EBITDA represents net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, non-recurring fees and charges that were incurred in connection with the acquisition and integration of the VendScreen business, professional fees incurred in connection with the class action litigation incurred during the third quarter of the prior fiscal year, impairment charges related to our EnergyMiser asset trademarks, and change in fair value of warrant liabilities and stock-based compensation expense. We have excluded the non-operating item, change in fair value of warrant liabilities, because it represents a non-cash gain or charge that is not related to the Company’s operations. We have excluded the non-cash expense, stock-based compensation, as it does not reflect the cash-based operations of the Company. We have excluded the non-recurring costs and expenses incurred in connection with the VendScreen transaction in order to allow more accurate comparison of the financial results to historical operations. We have excluded the professional fees incurred in connection with the class action litigation as well as the trademark impairment charges because we believe that they represent a charge that is not related to the Company's operations. Adjusted EBITDA is a non-GAAP financial measure which is not required by or defined under GAAP (Generally Accepted Accounting Principles). The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measures prepared and presented in accordance with GAAP, including the net income or net loss of the Company or net cash provided/used by operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with the Company’s net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of the Company’s profitability or net earnings. Adjusted EBITDA is presented because we believe it is useful to investors as a measure of comparative operating performance. Additionally, the Company utilizes Adjusted EBTIDA as a metric in its executive officer and management incentive compensation plans.

Investor Contact:
Mike Bishop
The Blueshirt Group
Tel: +1 415-217-4968
mike@blueshirtgroup.com
Source: USA Technologies, Inc.
F-USAT